SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               -----------------

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 7, 1998


                                99 CENT ONLY STORES
              (Exact Name of Registrant as Specified in Charter)


          California                  1-11735                  95-2411605
 (State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)            Identification No.)


                           4000 Union Pacific Avenue
                      City of Commerce, California  90023
                   (Address of Principal Executive Offices)

                                (213) 980-8145
                        (Registrant's Telephone Number)


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ITEM 5.     OTHER EVENTS
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  Reference is made to the press release of Registrant, issued on April 7,
1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


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                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 9, 1998                   99 CENT ONLY STORES



                           By: /S/ANDREW FARINA
                               -------------------------------
                                Andrew Farina
                                Chief Financial Officer

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                                 EXHIBIT INDEX

EXHIBITS
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99.1        Press Release dated April 9, 1998